UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.    )

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FREQUENCY ELECTRONICS, INC.
(Name of Registrant as Specified in Its Charter)

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October 5, 2016

Dear Stockholder:

I cordially invite you to attend the Annual Meeting of Stockholders of Frequency Electronics, Inc. (the "Company") on November 10, 2016, at our offices located at 55 Charles Lindbergh Boulevard, Mitchel Field, New York 11553.

Our Board of Directors is recommending a highly qualified and experienced slate of director nominees for election to the Board of Directors at the Annual Meeting. At the Annual Meeting, we will ask you to: (1) elect eight directors; (2) ratify the appointment of EisnerAmper LLP, an independent registered public accounting firm, as our independent auditors for the fiscal year commencing May 1, 2016; (3) consider an advisory vote on the compensation of our named executive officers; and (4) take action upon any other business as may properly come before the Annual Meeting.

The accompanying materials include the Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy Card. The Proxy Statement describes the business that we will conduct at the Annual Meeting. It also provides information about us that you should consider when you vote your shares.

Follow the instructions on the accompanying proxy card to cast your vote via internet, by telephone or by signing, dating, and returning the proxy card in the envelope provided. If your brokerage firm, bank, broker-dealer or other similar organization is the holder of record of your shares (i.e., your shares are held in "street name"), you will receive voting instructions from the holder of record. You must follow these instructions in order for your shares to be voted. Your broker is required to vote those shares in accordance with your instructions.

Holders of shares as of the close of business on September 30, 2016, the record date for voting at the Annual Meeting, are urged to submit a proxy card, even if your shares were sold after such date.

Thank you for your support, interest and investment in Frequency Electronics, Inc.

Sincerely,

Joel Girsky
Chairman of the Board of Directors

FREQUENCY ELECTRONICS, INC.
55 Charles Lindbergh Boulevard
Mitchel Field, New York 11553

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on November 10, 2016
To the Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Frequency Electronics, Inc. (the "Company") will be held at the offices of the Company, 55 Charles Lindbergh Boulevard, Mitchel Field, New York 11553, on the 10th day of November 2016, at 10:00 A.M., Eastern Daylight Time, for the following purposes:

1.          To elect eight (8) directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been elected and qualified;

2.          To consider and act upon ratifying the appointment of EisnerAmper LLP as independent auditors for the fiscal year commencing May 1, 2016;

3.          To conduct a non-binding advisory vote on executive compensation; and

4.          To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Only stockholders of record as of the close of business on September 30, 2016, the date fixed by the Board of Directors as the record date for the meeting, are entitled to notice of, and to vote at, the meeting.

YOUR VOTE IS VERY IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE REQUEST THAT YOU READ THE PROXY STATEMENT AND VOTE YOUR SHARES BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE POSTAGE-PAID ENVELOPE PROVIDED OR BY VOTING VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS PROVIDED ON THE ENCLOSED PROXY CARD. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND THE MEETING.

This notice and the accompanying proxy materials have been sent to you by order of the Board of Directors.

By order of the Board of Directors

___________________________
STEVEN L. BERNSTEIN
Chief Financial Officer
Mitchel Field, New York
October 5, 2016

FREQUENCY ELECTRONICS, INC.
55 Charles Lindbergh Boulevard
Mitchel Field, New York 11553

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To be held on November 10, 2016

This Proxy Statement is being furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the "Board") of Frequency Electronics, Inc., a Delaware corporation (hereinafter called the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the office of the Company, 55 Charles Lindbergh Boulevard, Mitchel Field, New York 11553, on the 10th day of November 2016, at 10:00 A.M., Eastern Daylight Time, or any adjournment or adjournments thereof.  This Proxy Statement together with the accompanying Proxy card was first mailed to stockholders on or about October 5, 2016.

Only stockholders of record as of the close of business on September 30, 2016 are entitled to notice of, and to vote at, the meeting.  Each proxy executed and returned by a stockholder may be revoked at any time thereafter by filing a later dated proxy or by appearing at the meeting and voting in person.  Attendance at the meeting will not, in itself, constitute revocation of a proxy.  Even if you plan to attend the Annual Meeting, we strongly urge you to vote in advance by proxy by signing and dating the enclosed proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or by telephone by following the instructions provided on the enclosed proxy card.

The cost of solicitation of proxies will be borne by the Company.  The Board may use the services of the Company's directors, officers and other regular employees to solicit proxies personally or by telephone and may request brokers, fiduciaries, custodians and nominees to send proxies, proxy statements and other materials to their principals and reimburse them for their out-of-pocket expenses in so doing.  The cost of solicitation of proxies, which it is estimated will not exceed $10,000, will be borne by the Company.

Voting Securities and Votes Required

The Board has fixed the close of business on September 30, 2016, as the record date for determination of stockholders entitled to notice of, and to vote at, the meeting.  On September 30, 2016, the Company had outstanding 8,729,682 shares of common stock, $1.00 par value per share ("Common Stock") (excluding 396,352 treasury shares), each of which entitled the holder to one vote.  No shares of preferred stock were outstanding as of the record date.  A majority of the outstanding shares of Common Stock, represented in person or by proxy, constitutes a quorum.  Rights of appraisal or similar rights of dissenters are not available to stockholders of the Company with respect to any matter to be acted upon at the Annual Meeting.

A stockholder who abstains from voting on any or all proposals will be included in the number of stockholders present at the meeting for the purpose of determining the presence of a quorum.  A "broker non-vote" will also be counted for the purpose of determining the presence of a quorum.  A "broker non-vote" occurs when a beneficial owner whose shares are held of record by a broker does not instruct the broker how to vote those shares and the broker does not otherwise have discretionary authority to vote on a particular matter.

In the case of broker non-votes, brokers are entitled to vote on the ratification of the independent auditors, but are not entitled to vote on Proposal Number 1 (the election of directors) or Proposal Number 3 (advisory vote on executive compensation). Broker non-votes will have no effect on the election of directors.   Please vote your proxy so your vote can be counted.  Stockholder abstentions will have no effect on the outcome of the election of directors, but will have the same practical effect as a negative vote on Proposal Number 2 (ratifying the appointment of the independent auditors) and Proposal Number 3 (advisory vote on executive compensation).

It is expected that the following business will be considered at the meeting and action will be taken thereon.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board is currently comprised of eight (8) directors.  At the Annual Meeting, stockholders will be asked to elect eight (8) directors ("Director(s)") to the Board to hold office until the next annual meeting of stockholders and until their respective successors are elected and qualified.  Cumulative voting is not permitted.  The accompanying Proxy Card will be voted for the election of all eight of the members of the Board, each of whose principal occupations are set forth in the following table, if no direction to the contrary is given.  In the event that any such nominee is unable or declines to serve, the Proxy may be voted for the election of another person in his place.  The Board knows of no reason to anticipate that this will occur. All nominees have consented to being named in the Proxy Statement and to serve if elected.

The Board's director nominees are as follows:

Name of Director	Principal Occupation	Age	Year First Elected
Joel Girsky	Chairman of the Board of Directors; President, Jaco Electronics, Inc.	77	1986
Lance W. Lord	Chairman and Chief Executive Officer of L2 Aerospace (General, U.S. Air Force – Retired)	69	2016
Ryan J. Levenson	Principal and Portfolio Manager of Privet Fund Management LLC	41	2016
Stanton D. Sloane	Director	65	2016
Russell M. Sarachek	Managing Director of Contra Capital Management LLC	53	2016
Richard Schwartz	Director	80	2004
S. Robert Foley, Jr.	Director (Admiral, U.S. Navy – Retired)	88	1999
Martin B. Bloch	President, Chief Executive Officer and a Director	80	1961

All directors hold office for a one-year period or until their successors are elected and qualified.

The Company's Board has determined that Messrs. Foley, Girsky, Schwartz, Sloane, Sarachek, Lord and Levenson are "independent," as defined in the listing standards of the NASDAQ Stock Market ("NASDAQ").  The composition of the Board, consisting of one (1) officer of the Company (Mr. Bloch) and seven (7) independent directors, is in full compliance with the listing requirements of the NASDAQ.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE BOARD'S NOMINEES ON THE ENCLOSED PROXY CARD.

Nominees for Election as Directors

JOEL GIRSKY, age 77, has served as a Director of the Company since October 1986.  In July 2016, he was elected Chairman of the Board. He is the president and a director of Jaco Electronics, Inc., which is in the business of distributing electronics components, and has served in such a capacity for over forty years.  Mr. Girsky also serves as the Chairman of the Company's Audit Committee. Mr. Girsky's knowledge of the Company through his service as a director of the Company, as well as his experience as CEO of a publicly-traded company, allow him to bring valuable insight and knowledge to the Board.

LANCE W. LORD, age 69, has served as a Director of the Company since September 2016. General Lord serves as the Chairman and Chief Executive Officer of L2 Aerospace, an innovative company to shape and influence the business competition in the dynamic and emerging commercial, civil and defense aerospace markets. General Lord is the former Commander of Air Force Space Command (“AFSPC”) and CEO of ASTROTECH Space Operations.  While with AFSPC at Peterson Air Force Base in Colorado, General Lord was responsible for the development, acquisition and operation of Air Force space and missile weapon systems. Overseeing a global network of satellite command and control, communications, missile warning and launch facilities to ensure the combat readiness of the U.S. intercontinental ballistic missile force, he led more than 39,700 personnel who provided combat capabilities to North American Aerospace Defense Command and U.S. Strategic Command. General Lord was the recipient of several prestigious military decorations throughout his 37-year military career – including the Distinguished Service Medal, Legion of Merit and the Defense Meritorious Service Medal. General Lord retired from the Air Force in 2006.  General Lord is a member of the Board of Directors of Aerojet Rocketdyne Holdings (NYSE:AJRD), Sletten Construction Companies and Marotta Controls Corporation.  General Lord is a Senior Associate of the Four Star Group; a senior advisor to US Global HF Net, LLC, a member of the Iridium Corporation's Government Advisory Board; a member of the board of advisors for the Challenger Learning Center in Colorado Springs, Colorado; a Trustee of the Falcon Foundation, Chairman of the Board of Advisors of USO Colorado Springs and President of the Association of Air Force Missileers.  General Lord served as a member of the President's Space-Based Position, Navigation and Timing Advisory Board from 2011 to 2013.

RYAN J. LEVENSON, age 41, has served as a Director of the Company since September 2016. Mr. Levenson is currently and has been Principal and Managing Member of Privet Fund Management LLC, an investment firm, since its founding in February 2007. Mr. Levenson currently serves as a director of Cicero, Inc. (OTC: CICN). Mr. Levenson previously served as a director of RELM Wireless Corp., a manufacturer and distributor of wireless communications products. Mr. Levenson also served as a director and member of the Compensation, Organization and Corporate Governance Committee of Material Sciences Corp. from May 2013 until its sale in March 2014. Mr. Levenson also served as a member of the board of directors and Compensation and Audit Committees of The Middleby Corporation from May 2006 until November 2012. Prior to founding Privet Fund Management LLC in February 2007, Mr. Levenson served as Vice President of Business Development at MSI, a privately held building products distributor and construction services company, from 2003 until 2006. Prior to his service with MSI, Mr. Levenson served as a financial analyst for Cramer Rosenthal McGlynn’s long/short equity hedge fund after working at SAC Capital Advisors LLC in a similar capacity. Mr. Levenson graduated from Vanderbilt University with a degree in art history.

STANTON D. SLOANE, age 65, has served as a Director of the Company since August 2016.  Dr. Sloane was President and Chief Executive Officer of Comtech Telecommunications Corp. (Nasdaq: CMTL) from January 2015 until September 2016 and a director of Comtech from January 2012 until September 2016.  Prior to joining Comtech, Dr. Sloane was President and CEO and a Director of Decision Sciences International Corporation, a privately-held advanced security and detection systems company, from August 2011 through January 2015.  Prior to that, he served as President and CEO and a Directors of SRA International, Inc. ("SRA"), an information solutions company. He served as President and CEO of SRA from April 2007 through July 2011, during which time he helped lead the sale of SRA to a private equity firm.  Prior to joining SRA, he was Executive Vice President of Lockheed Martin's Integrated Systems & Solutions from June 2004 until April 2007.  He began his business career with General Electric Aerospace in 1984 and progressed through engineering, program management, and business development assignments in a variety of GE Aerospace and subsequently Lockheed Martin businesses.  He also served as an officer in the U.S. Navy from 1976 until 1981.  Dr. Sloane holds a bachelor's degree in Professional Studies (Aeronautics) from Barry University, a master's degree in Human Resources Management from Pepperdine University, and a Doctor of Management degree from the Weatherhead Business School at Case Western Reserve University.

RUSSELL M. SARACHEK, age 53, has served as a Director of the Company since August 2016. Mr. Sarachek has served as the Managing Director of Contra Capital Management, LLC since 2002. From 1992 to 2002, he held various positions, including Executive Vice President and director of mergers and acquisitions at Groupe Schneider, a global manufacturer and distributor of electrical equipment and industrial controls. Mr. Sarachek has extensive knowledge in corporate governance practices for public companies and has a range of aerospace and defense industry contacts that help strengthen the Board's collective qualifications, skills, and experience.

RICHARD SCHWARTZ, age 80, has served as a Director of the Company since 2004.  He was a trustee and chairman of the Finance Committee of Cooper Union in New York City, a position he held from 2004 through 2008.  Prior to his retirement in 2000, Mr. Schwartz was Chief Executive Officer and Chairman of ATK.  He served in senior executive positions at ATK and predecessor companies beginning in 1990.  Prior to that, Mr. Schwartz had been president of the Rocketdyne division of Rockwell International, a company he first joined in 1957.  Mr. Schwartz also serves on the board of directors of Astronautics Corporation of America.  Mr. Schwartz's extensive industry experience, his prior board and executive management experience and his demonstrated leadership capabilities allow him to bring valuable insight and knowledge to the Board.

S. ROBERT FOLEY, Jr., age 88, has served as a Director of the Company since 1999.  He retired as Vice President for Laboratory Management, University of California, a position he held from 2003 to 2009.  He served as Vice President of Raytheon International, Inc. and President of Raytheon Japan from 1995 to 1998.  Admiral Foley served in the United States Navy for 35 years, including the position of Commander-In-Chief of the Pacific Fleet.  Admiral Foley is also a director of INTELSAT General Corp.  Admiral Foley’s leadership background, and his executive management and business experience with a defense-oriented company, allow him to bring valuable insight and knowledge to the Board.

MARTIN B. BLOCH, age 80, has served as a Director of the Company and of its predecessor since 1961.  He has served continuously since 1961 as the Company's President and, except for December 1993 through October 1998, as its Chief Executive Officer.  Previously, he served as chief electronics engineer of the Electronics Division of Bulova Watch Company.  Mr. Bloch's current service as the President and Chief Executive Officer of the Company allows him to bring to the Board in-depth knowledge of the Company's business, operations, employees and strategic opportunities.

Family Relationships

There are no family relationships between any director and executive officer.

Involvement in Certain Legal Proceedings

No director, executive officer, significant employee or control person of the Company has been involved in any legal proceeding listed in Item 401(f) of Regulation S-K in the past 10 years.

Transactions with Related Persons

There were no transactions between the Company and any related persons during the fiscal years ended April 30, 2016 and 2015.

Compensation of Directors:

Directors who are not officers of the Company receive an annual honorarium of $18,000 and $2,500 for attendance at each Board meeting or meeting of a Board committee of which he is a member ($1,500 if such attendance is telephonic).  In addition, the chairman of the Audit Committee receives an annual stipend of $10,000.  Company officers do not receive additional compensation for their service on the Board or for attendance at Board meetings or committee meetings.  Directors who are not officers do not participate in Company-sponsored pensions or deferred compensation programs.

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Equity-based Awards (1)(2)	Total ($)
Joel Girsky	$39,500	$0	$39,500
S. Robert Foley	29,500	0	29,500
Russell Sarachek	0	0	0
Richard Schwartz	29,500	0	29,500
Stanton Sloane	0	0	0
Lance W. Lord	0	0	0
Ryan J. Levenson	0	0	0

(1)      The amounts in this column do not represent actual cash payments, but represent the aggregate grant date fair value of stock appreciation rights awarded during the 2016 fiscal year computed in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 718.  The assumptions used in determining the grant date fair values of these awards are set forth in the notes to the Company's consolidated financial statements, which are included in its Annual Report on Form 10-K for the year ended April 30, 2016, as filed with the Securities and Exchange Commission ("SEC").

(2)      Each non-officer Director received stock appreciation rights ("SARs") to receive, upon exercise, the number of shares of Common Stock equal to the appreciated value of 66,000 shares of Common Stock between the award date and the exercise date.  During fiscal years 2015, 2014, 2013, 2012, 2011, 2010 and 2009 each director was granted a SAR based on 10,000, 10,000, 10,000, 10,000, 10,000, 10,000 and 6,000 shares, respectively.  Each such award was outstanding at the end of fiscal year 2016, and each Director was vested in 51,000 shares of such awards as of April 30, 2016.  The grant dates and exercise prices for these awards are listed in note (11) under the "Stock Ownership of Certain Beneficial Owners and Management," below.

Vote Required and Board Recommendation

Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a plurality of the votes cast by holders of shares of Common Stock represented at the Annual Meeting and entitled to vote is required for the election of directors.  The eight nominees receiving the highest number of FOR votes will be elected. Withholdings will be counted as present for the purposes of this vote but are not counted as votes cast. Broker non-votes, if any, will be counted as present, but are not entitled to vote on the proposal.

The Board recommends that you vote on the proxy card as set forth on the voting instruction form "FOR" the election of each of our nominees to serve as directors of the Company until the 2017 Annual Meeting of Stockholders, or until their successors are elected and qualified.

THE BOARD DEEMS PROPOSAL NO. 1 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" THE NOMINEES NAMED ON THE PROXY CARD.

PROPOSAL NO. 2

APPOINTMENT OF INDEPENDENT AUDITORS

The Board, upon recommendation of the Audit Committee, has appointed the firm of EisnerAmper LLP, ("EisnerAmper"), independent accountants, to be the Company's external auditors for the fiscal year commencing May 1, 2016, and recommends to stockholders that they vote for ratification of that appointment.

It is anticipated that a representative of EisnerAmper will be present at the Annual Meeting.  Such representative will be given the opportunity to make a statement and will be available to respond to appropriate questions.

In connection with the audits of the Company's financial statements for the years ended April 30, 2016 and 2015 and the subsequent interim period through July 29, 2016, there have been no disagreements with EisnerAmper on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EisnerAmper, would have caused EisnerAmper to make reference thereto in their reports on the Company's financial statements for such years.

No reportable event of the type described in Item 304(a)(1)(v) of Regulation S-K occurred during the years ended April 30, 2016 and 2015 and the subsequent interim period through July 29, 2016.

During the Company's two fiscal years ended April 30, 2016 and 2015 and the subsequent interim period through July 29, 2016, the Company has not consulted with EisnerAmper or any predecessor firms regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or reportable event (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

AUDIT AND NON-AUDIT FEES

The following table presents the aggregate fees and expenses paid or accrued by the Company for professional services rendered by the Company's auditors, EisnerAmper, in fiscal years 2016 and 2015.  Other than as set forth below, no professional services were rendered or fees billed by EisnerAmper during fiscal years 2016 and 2015.

Service	2016	2015
Audit Fees (1)	$371,000	$365,000
Audit-Related Fees (2)	48,000	43,000
Tax Fees (3)	-	-
All Other Fees (4)	-	-
TOTAL	$419,000	$408,000
________________________

(1)      Audit fees consist of professional services rendered for the audit of the Company's annual financial statements, the reviews of the quarterly financial statements, issuance of consents and assistance with and review of documents filed with the SEC.
(2)      Other audit-related services provided by EisnerAmper include the annual audit of the Company's employee benefit plans as well as accounting consultations regarding significant transactions during the fiscal year.
(3)      Tax fees consist of fees for services rendered to the Company for tax compliance, tax planning and advice.  Beginning in fiscal year 2009, the Company engaged another accounting firm to provide such services.
(4)      No other services were performed by EisnerAmper in connection with financial information systems design and implementation or otherwise.

Pre-Approved Services

Prior to engaging EisnerAmper to render the above services during fiscal year 2016, and pursuant to its charter, the Audit Committee approved the engagement for each of the services and determined that the provision of such services by the external auditor was compatible with the maintenance of EisnerAmper's independence in the conduct of its auditing services.

The procedures used by the Audit Committee for the pre-approval of all audit and permissible non-audit services provided by the independent auditors are described below.

Before engagement of EisnerAmper as independent auditors for fiscal year 2016, the independent auditors submitted a detailed description of services expected to be rendered during that year within each of four categories of services to the Audit Committee for approval.

Audit Services include audit work performed on the Company's financial statements, as well as work that generally only the independent auditors can reasonably be expected to provide, including statutory audits, comfort letters, consents and assistance with and review of documents filed with the SEC.

Audit-Related Services are for assurance and related services that are traditionally performed by the independent auditors, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements and discussions surrounding the proper application of financial accounting and/or reporting standards.

Tax Services include all services, except those services specifically related to the audit of the financial statements, performed by the independent auditors' tax personnel, including tax analysis; assisting with coordination of execution of tax related activities, primarily in the area of corporate development; supporting other tax related regulatory requirements; and tax compliance and reporting.  As indicated above, the Company has engaged another accounting firm to provide such services which will thus not impair EisnerAmper's independence.

Other Services are those associated with services not captured in the other categories.  The Company generally does not request such services from the independent auditors.

Prior to engagement, the Audit Committee pre-approves independent auditor services within each category.  The fees are budgeted and the Audit Committee requires the independent auditors to report actual fees versus the budget periodically throughout the year by category of service.  During the year, circumstances may arise when it may become necessary to engage the independent auditors for additional services not contemplated in the original pre-approval categories.  In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditors.

The Audit Committee may delegate pre-approval authority to one or more of its members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Vote Required and Board Recommendation

The affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting and entitled to vote is required for the ratification of EisnerAmper as the Company's independent auditors for the 2016 fiscal year.

THE BOARD DEEMS PROPOSAL NO. 2 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 enables the Company's stockholders to vote to approve, on a non-binding advisory basis, the compensation of the Company's principal executive officer and two other most highly compensated executive officers (collectively, the "Named Executive Officers") as disclosed in this Proxy Statement in accordance with SEC rules.

The Company's objective is to provide a fair and competitive compensation package to its Named Executive Officers that rewards long-term performance and enhances stockholder value.  In order to achieve its goals, the Company is dependent on its ability to attract, retain and motivate individuals who can achieve superior technical, operational and financial results.  This approach has enabled the Company to attract and retain the executive talent that has resulted in increased revenues and profitability in recent years and has established the basis for sustaining such growth in the future.  For an overview of the compensation of the Company's Named Executive Officers, see "Executive Compensation."

The Company is asking for non-binding approval of the compensation of its Named Executive Officers as disclosed in this Proxy Statement in accordance with SEC rules, which disclosures include the disclosures under the section "Executive Compensation," the summary compensation table and the narrative discussion following the summary compensation table.  This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company's Named Executive Officers and the policies and practices described in this Proxy Statement, as disclosed under the "Executive Compensation" section.  Accordingly, stockholders are asked to vote "FOR" the following resolution at the Annual Meeting:

"RESOLVED, that the Company's stockholders approve, on a non-binding advisory basis, the compensation of the Named Executive Officers pursuant to the compensation disclosure rules of the SEC as described in the Executive Compensation, the summary compensation tables and the narrative discussion in the Company's Proxy Statement for the 2016 Annual Meeting of Stockholders."

While the Company intends to carefully consider the voting results of this proposal, this vote is advisory and therefore not binding on the Company, the Compensation Committee or the Board.  Accordingly, and given that some of the compensation to be paid is a contractual obligation with the applicable executives, regardless of the outcome of this advisory vote, such compensation may still be payable.  The Board and the Compensation Committee value the opinions of the Company's stockholders, and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this Proxy Statement, the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Vote Required and Board Recommendation

The affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting and entitled to vote is required for advisory approval of this proposal.

THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE SEC'S EXECUTIVE COMPENSATION DISCLOSURE RULES.

PROPOSALS OF STOCKHOLDERS

In accordance with the rules promulgated by the SEC, any stockholder who wishes to submit a proposal for inclusion in the proxy material to be distributed by the Company in connection with the 2017 Annual Meeting of Stockholders must submit such proposal to the Company no later than June 6, 2017.

Assuming that the Company's 2017 Annual Meeting of Stockholders is held on schedule, the Company must receive notice of a stockholder's intention to introduce a nomination or other item of business at that meeting no earlier than July 5, 2017, and no later than August 3, 2017.  If the Company does not receive notice by August 3, 2017, or if the Company meets certain other requirements of the SEC rules, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when these matters are raised at the meeting.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 30, 2016, information concerning the beneficial ownership of the Common Stock by (i) each person who is known by the Company to own beneficially more than 5% of the Common Stock, (ii) each of the Company's directors and nominees for director, (iii) each of the Company's Named Executive Officers who were serving as executive officers at the end of the last completed fiscal year, and (iv) all directors and executive officers of the Company as a group:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class (2)
Privet Fund LP (3)
79 West Paces Ferry Road
200B
Atlanta, GA 30305	1,043,947	12.0%

Dimensional Fund Advisors LP (4)
6300 Bee Cave Road, Bldg One
Austin, TX 78746	697,201	8.0%

Edenbrook Capital, LLC (5)
2 Depot Plaza
Bedford Hills, New York 10507	549,704	6.3%

North Star Partners L.P. (6)
274 Riverside Avenue
Westport, CT 06880	688,178	7.6%

Frequency Electronics, Inc.
401(k) Savings Plan (8)
55 Charles Lindbergh Blvd.
Mitchel Field, NY 11553	767,504	8.8%

Martin B. Bloch (9)(12)
55 Charles Lindbergh Blvd.
Mitchel Field, NY 11553	1,034,912	11.9%

Russell M. Sarachek (7)
c/o Contra Capital Management, LLC
945 Fifth Avenue
New York, New York 10021	344,000	3.9%

Ryan J. Levenson (3)
79 West Paces Ferry Road
200B
Atlanta, GA 30305	1,043,947	12.0%

Lance W. Lord
1110 Trumpeters CT.E.
Monument, CO 80132	-	-

Joseph P. Franklin (9)(12)
55 Charles Lindbergh Blvd.
Mitchel Field, NY 11553	56,622	less than 1%

Joel Girsky (10)
c/o Jaco Electronics, Inc.
145 Oser Avenue
Hauppauge, NY 11788	81,050	less than 1%

S. Robert Foley (11)
One Lakeside Dr.
Oakland, CA 94612	56,050	less than 1%

Richard Schwartz (11)
4427 Golf Course Dr.
Westlake Village, CA 91362	56,050	less than 1%

Stanton D. Sloane
c/o Comtech Telecommunications Corp.
68 South Service Road
Melville, New York, 11747	-	-

Markus Hechler (12)
55 Charles Lindbergh Blvd.
Mitchel Field, NY 11553	72,723	less than 1%

Oleandro Mancini (12)
55 Charles Lindbergh Blvd.
Mitchel Field, NY 11553	111,017	1.3%

All executive officers
and directors as a group
(18 persons)	3,392,000	38.9%

Notes:
(1)      Each person has sole voting and investment power over the shares reported, except as noted.

(2)      Based on 8,729,682 shares outstanding as of September 30, 2016.

(3)      As represented by Privet Fund LP, Privet Fund Management LLC, Ryan J. Levenson, and General Lance W. Lord (the “Privet Group”) in a Settlement Agreement dated September 13, 2016, by and among the Privet Group and the Company (see “Other Matters – Background of Privet Group”), collectively the Privet Fund LP, Privet Fund Management LLC and Ryan Levenson beneficially own 1,043,947 shares of our common stock.  Per a Schedule 13D dated July 7, 2016, Ben Rosenzweig and James Henderson are also members of  the Privet Group.  The principal business of Privet Fund LP is that of private funds engaged in investment in securities for their own account. Privet Fund Management LLC is the Managing Partner of Privet Fund LP, and Ryan J. Levenson is the sole managing member of Privet Fund Management LLC. Per the Schedule 13D dated July 25, 2013 by the Privet Group, as amended, Privet Fund Management LLC and Mr. Levenson may be deemed to hold shared voting power and dispositive power with respect to the shares of our Common Stock held by Privet Fund LP, and Mr. Levenson may be deemed to hold shared voting and dispositive power with respect to the shares of our Common Stock held by Privet Fund Management LLC. Each of Privet Fund LP, Privet Fund Management LLC and Mr. Levenson disclaims beneficial ownership of our shares of Common Stock held by other members of the Privet Group except as expressly set forth in the Schedule 13D. Ben Rosenzweig, General Lance W. Lord, and James Henderson may not be deemed to hold any shared voting and dispositive power with respect to the shares of our Common Stock held by the Privet Group.

(4)      As reported in a Form 13F for the quarter ended June 30, 2016, filed by Dimensional Fund Advisors LP ("Dimensional"), which is an investment advisor registered under the Investment Advisors Act of 1940.  Per a Schedule 13G filing dated December 31, 2014, Dimensional furnishes investment advice to four investment companies registered under the Investment Company Act of 1940 and serves as investment manager to certain other commingled group trusts and separate accounts.  Per the Schedule 13G, in its role as investment advisor or manager, Dimensional possesses investment power over 696,397 shares and voting authority over 690,512 shares that are owned by such investment companies, commingled group trusts and separate accounts, and Dimensional disclaims beneficial ownership of such securities.

(5)      As reported in a Schedule 13D dated June 30, 2016, filed collectively by Edenbrook Capital, LLC and Jonathan Brolin (collectively, the "Edenbrook Group").  The principal business of Edenbrook LLC is that of investment manager to certain private investment funds, and Jonathan Brolin is the Managing Member of Edenbrook Capital, LLC and, as such, is in the position to determine the investment and voting decisions made by Edenbrook Capital, LLC. Jonathan Brolin and Edenbrook Capital, LLC each specifically disclaim beneficial ownership in our shares, except to the extent of their pecuniary interest therein.

(6)      As reported in a Schedule 13G dated December 31, 2015, filed collectively by North Star Partners, L.P., North Star Partners II, L.P., NS Advisors, LLC, and Andrew R. Jones (collectively, the "North Star Group").  The principal business of the North Star Group is that of investment manager to certain private investment funds, and Andrew R. Jones is the Managing Member of NS Advisors, LLC which is the general partner of North Star Partners, L.P. and North Star Partners II, L.P. and, as such, is in the position to determine the investment and voting decisions made by the North Star Group. Andrew R. Jones disclaims any beneficial ownership of the shares of Common Stock covered by this Statement in which he does not have a pecuniary interest.

(7)      Mr. Sarachek is deemed to be the indirect beneficial owner of 334,000 shares owned by Contra Capital Management, LLC, of which he is the sole managing member, by virtue of his having sole investment discretion and voting control over the shares.

(8)      Represents shares of stock held by the Frequency Electronics, Inc. 401(k) Savings Plan, a profit sharing plan and trust under section 401(k) of the Internal Revenue Code of 1986 (the "401(k) Savings Plan"), all of which shares have been allocated to the individual accounts of employees of the Company (including the Named Executive Officers).  In May 2015, the Frequency Electronics, Inc. ESOP Trust (the "Trust") for the Company's Employee Stock Ownership Plan ("ESOP") was merged into the 401(k) Savings Plan.  All ESOP shares allocated to the individual accounts of employees of the Company were re-allocated to the individual accounts (including those of the Named Executive Officers) in the 401(k) Savings Plan.

(9)      Includes 71,000 shares owned by members of Mr. Bloch's immediate family, 197,748 shares held by a partnership over which Mr. Bloch maintains discretionary control and 39,600 shares held in trust for Mr. Bloch's wife for which General Franklin is the trustee.  Mr. Bloch disclaims beneficial ownership of such shares.

(10)    Includes 7,500 shares granted to an officer of the Company pursuant to a stock purchase agreement in connection with the Company's Restricted Stock Plan.

(11)    The Company awarded stock appreciation rights ("SARs") to each of the Directors who were Directors on the date of the award as follows: (i) 10,000 shares at an exercise price of $13.24 on April 30, 2015, (ii) 10,000 shares at an exercise price of $10.38 on August 9, 2013, (iii) 10,000 shares at an exercise price of $8.82 on October 3, 2012, (iv) 10,000 shares at an exercise price of $7.25 on December 19, 2011, (v) 10,000 shares at an exercise price of $9.70 on April 12, 2011, (vi) 10,000 shares at an exercise price of $4.60 on October 27, 2009, and (vii) 6,000 shares at an exercise price of $3.15 on January 31, 2009.  As of September 30, 2016, the Directors were each vested in 51,000 shares under the SAR awards from fiscal years 2009 through 2015.

(12)    Includes the number of shares which, as at September 30, 2016, were deemed to be beneficially owned by the persons named below, by way of their respective rights to acquire beneficial ownership of such shares within 60 days through (i) the exercise of options or SARs; (ii) the automatic termination of a trust, discretionary account, or similar arrangement; or (iii) by reason of such person's having sole or shared voting powers over such shares.  The following table sets forth for each person named below the total number of shares which may be so deemed to be beneficially owned by him and the nature of such beneficial ownership:

Name	Profit Sharing Plan & Trust 401(k) (a)	ISO, NQSO or SAR Shares (b)
Martin B. Bloch	31,464	320,250
Joseph P. Franklin	656	36,500
Markus Hechler	15,223	57,500
Oleandro Mancini	5,958	100,000
All Directors and Officers as a Group (18 persons)	88,488	970,000

(a) Includes all shares allocated under the Company's 401(k) Savings Plan including those shares allocated from the former ESOP plan following the May 2015 plan merger.  This plan permits eligible employees, including officers, to defer a portion of their income through voluntary contributions to the plan.  Under the provisions of the plan, the Company made discretionary matching contributions of the Company's Common Stock.  All participants in the plan become fully vested in the Company contribution after six years of employment.  All of the officers named above are fully vested in the shares attributable to their accounts.  Upon the allocation of shares to an employee's 401(k) Savings Plan account, either the Company or the employee may direct the 401(k) Savings Plan trustees in the exercise of the voting rights of such shares.

(b) All amounts in this column represent the number of shares that may be obtained upon exercise of SARs in which the officers are fully vested or may become vested within 60 days of September 30, 2016.  Such grants have been made under the Company's 2005 Stock Award Plan.  For the individual grants, exercise prices and expiration dates for the Named Executive Officers, see "Outstanding Equity Awards at Fiscal Year-End."

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, officers and any person who is the beneficial owner of more than 10% of the Company's equity securities ("10% stockholder") to file reports of ownership and reports of changes in ownership of the Company's Common Stock and other equity securities with the SEC.  Directors, executive officers and 10% stockholders are required to furnish the Company with copies of all Section 16(a) forms they file.  Based on a review of the copies of such reports furnished to it, the Company believes that during the fiscal year ended April 30, 2016, the Company's directors, officers and 10% stockholders complied with all Section 16(a) filing requirements applicable to them.

CERTAIN INFORMATION AS TO COMMITTEES AND MEETINGS OF THE BOARD

During the past fiscal year, five (5) meetings of the Board were held.  Except for Dr. Sloane, Mr. Sarachek, General Lord and Mr. Levenson, each of whom were appointed to the Board either in August or September 2016, each of the Company's directors attended, in person or telephonically, all of the meetings of the Board and of the meetings of committees of the Board of which such director was a member that were held during the past fiscal year.

In addition to attendance at Board meetings, the Board encourages, but does not require, all directors to attend annual meetings of the Company's stockholders.

Audit Committee

The Audit Committee currently consists of five of the Company's independent directors:  Messrs. Foley, Girsky, Schwartz, Sloane and Sarachek.  Each of these directors is independent in accordance with the independence standards for audit committee membership set forth in Section 10A(m)(3) of the Exchange Act and the listing standards of The NASDAQ Stock Market, upon which the Company's Common Stock is listed and trades.  The Board has determined that each member of the Audit Committee is able to read and understand fundamental financial statements.  In addition, the Board has determined that Mr. Girsky, chairman of the Audit Committee, satisfies the SEC's criteria as an "audit committee financial expert."

The Audit Committee has procedures in place to receive, retain and handle complaints received regarding accounting, internal controls or auditing matters and to allow for the confidential and anonymous submission by anyone of concerns regarding questionable accounting or auditing matters.

The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the Company's financial statements.  The functions of the Audit Committee include, without limitation, (i) responsibility for the appointment, compensation, retention and oversight of the Company's independent auditors, (ii) review and pre-approval of all audit and non-audit services provided to the Company by the independent auditors, other than as may be allowed by applicable law, and (iii) review of the annual audited and quarterly consolidated financial statements.  The Audit Committee Charter, which describes all of the Audit Committee's responsibilities, is posted on the Company's website at http://www.frequencyelectronics.com.

The Audit Committee held four (4) meetings during the last fiscal year.  For the Audit Committee's report, see "Report of the Audit Committee," below.

Compensation Committee

The Compensation Committee currently consists of five of the Company's independent directors:  Messrs. Foley, Girsky, Schwartz, Sloane and Sarachek.  The Compensation Committee adopted a formal charter, which is posted on the Company's website at http://www.frequencyelectronics.com.  The Compensation Committee is responsible for determining remuneration arrangements for the highest paid executives and oversees the Company's stock option, bonus and other incentive compensation plans.  The Compensation Committee may not delegate these responsibilities.  The Compensation Committee held four (4) meetings during fiscal year 2016.

The Company's President and Chief Executive Officer, Martin Bloch, recommends to the Compensation Committee base salary, bonus payouts from the short-term incentive pool and long-term incentive grants for the Company's officers (other than himself) and other eligible employees (see "Executive Compensation" below).  Mr. Bloch makes these recommendations to the Compensation Committee based on input from the Company's Human Resources Manager using compensation data as described below, as well as qualitative judgments regarding individual performance.  Mr. Bloch is not involved with any aspect of determining his own pay.  Mr. Bloch's compensation is based upon an employment agreement dated March 17, 2008, a description of which is found below.

To assess whether the compensation program that the Company provides to its executive officers is competitive, its human resources department annually participates in a survey of electronics companies in the New York metropolitan area.  This survey compares base salaries by job type as well as benefits offered by other companies in the electronics industry.  The Compensation Committee has established salaries and benefits which are in the mid-range of those companies which participate in this survey.

Director Nominations

The Company does not have a formal nominating or corporate governance committee.  New director nominations, which are infrequent, and compliance with corporate governance rules, are reviewed and approved by the independent directors.  By Board resolution, the Company has determined that if a new director is to be nominated, the independent directors of the Company (currently Messrs. Foley, Girsky, Schwartz, Sloane, Sarachek, Lord and Levenson) will conduct interviews of qualified candidates and, as appropriate, will recommend selected individuals to the Board.  The independent directors consider director candidates based on criteria approved by the Board, including such individuals' backgrounds, skills, expertise, accessibility and availability to serve constructively and effectively on the Board.  The Board has no formal policy on the consideration to be given to diversity in the nomination process, other than to seek candidates who have skills and experience that are appropriate to the position and complementary to those of the other board members or candidates using the criteria identified above.  The Company may retain a director search firm to assist it in identifying qualified director nominees.

Director Candidates Proposed by Stockholders

The Company will consider recommendations for director candidates submitted in good faith by stockholders of the Company.  A stockholder recommending an individual for consideration by the Board (and the independent directors) must provide (i) evidence in accordance with Rule 14a-8 of the Exchange Act of compliance with the stockholder eligibility requirements, (ii) the written consent of the candidate(s) for nomination as a director, (iii) a resume or other written statement of the qualifications of the candidate(s) for nomination as a director, and (iv) all information regarding the candidate(s) and the stockholder that would be required to be disclosed in a proxy statement filed with the SEC if the candidate(s) were nominated for election to the Board, including, without limitation, name, age, business and residence address and principal occupation or employment during the past five years.  Stockholders should send the required information to the Company at 55 Charles Lindbergh Boulevard, Mitchel Field, New York 11553, Attention: Corporate Secretary.

For a recommendation to be considered by the Company for the 2017 Annual Meeting of Stockholders, the Company's Corporate Secretary must receive the recommendation no later than 5:00 PM, local time, on June 6, 2017.  Such recommendations must be sent via registered, certified or express mail (or other means that allows the stockholder to determine when the recommendation was received by the Company).  The Company's Corporate Secretary will send properly submitted stockholder recommendations to the independent directors for consideration at a future meeting.  Individuals recommended by stockholders in accordance with these procedures will receive the same consideration as other individuals evaluated by the independent directors.

CORPORATE GOVERNANCE MATTERS

Communications with Directors

Stockholders and other interested parties may communicate directly with any Director, including any non-management member of the Board, by writing to the attention of such individual at the following address:  Frequency Electronics, Inc., 55 Charles Lindbergh Boulevard, Mitchel Field, New York 11553, Attention: Corporate Secretary.  The Company's Secretary will distribute any stockholder communications received to the Director(s) to whom the letter is addressed or to all of the Directors if addressed to the entire Board.

Communications that are intended for the non-management directors generally should be marked "Personal and Confidential" and sent to the attention of the Chairman of the Audit Committee.  The Chairman will distribute any communications received to the non-management member(s) to whom the communication is addressed.

Executive Sessions of Independent Directors

The independent directors regularly meet without any management directors or employees present.  Such executive sessions are held at least annually and as often as necessary to fulfill the independent directors' responsibilities.

Size of Board

The Company's Amended and Restated Bylaws provide that the size of the Board shall consist of not less than three (3) but not more than twelve (12) members, as determined from time to time the Board. On August 19, 2016, after a thorough search process and a period of considerable deliberation by the Board, including with regard to the Company's corporate governance, the Board adopted a resolution to increase the number of directors on the Board from five (5) to seven (7), and appointed Dr. Stanton D. Sloane as an independent director to fill one of the newly created vacancies.  On August 25, 2016, the Board appointed Mr. Russell M. Sarachek as an independent director to fill the remaining vacancy on the Board.  On August 29, 2016, General Franklin notified the Board that he would not stand for reelection at the Annual Meeting.  Also on August 29, 2016, the Board appointed Messrs. Sloane and Sarachek to the Audit Committee and the Compensation Committee.  On September 13, 2016, General Franklin formally resigned from the Board effective as of September 13, 2016. Also on September 13, 2016, the Board adopted a resolution to increase the size of the Board to eight members, and to appoint General Lance W. Lord and Mr. Ryan J. Levenson, as independent directors to fill the vacancies created by the increase in the size of the Board and General Franklin’s resignation from the Board.

Code of Ethics

All directors, officers and employees of the Company must act ethically and in accordance with the Company's Code of Ethics (the "Code of Ethics").  The Code of Ethics satisfies the definition of "code of ethics" under the rules and regulations of the SEC and is available on the Company's website at http://www.frequencyelectronics.com.  The Code of Ethics is also available in print to anyone who requests it by writing to the Company at the following address:  Frequency Electronics, Inc., 55 Charles Lindbergh Boulevard, Mitchel Field, New York 11553, Attention: Ethics Officer.  Annually, the Company's Directors review the Code of Ethics and the report of the Company's Ethics Committee.

Board Leadership Structure

The positions of Chairman of the Board and Chief Executive Officer are currently held by different persons.  The Board believes that having a separate Chairman allows the Chief Executive Officer, Mr. Bloch, to focus on the day-to-day management of the Company while enabling the Board to maintain an independent perspective on the activities of the Company and executive management.

Board Risk Oversight

The Company's senior management manages the day-to-day risks facing the Company under the oversight and supervision of the Board, which oversees the Company's risk management strategy, focusing on the adequacy of the Company's risk management and mitigation processes.  The Board's role in the risk oversight process includes receiving regular reports from senior management on areas of material risk, including operational, financial, legal and regulatory and strategic and reputational risks.  The full Board receives these reports to enable it to understand the Company's risk identification, risk management and risk mitigation strategies.  While the full Board is ultimately responsible for risk oversight at the Company, the Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk in the areas of financial reporting and internal controls.  In performing its functions, the Audit Committee has access to management and is able to engage advisors, if deemed necessary.  The Board receives regular reports from the Audit Committee regarding its areas of focus.

REPORT OF THE AUDIT COMMITTEE

The Report of the Audit Committee is not to be considered as filed with the SEC or incorporated by reference into any other filings which the Company makes with the Exchange Commission under the Securities Act of 1933, as amended, or the Exchange Act, nor is this information considered as proxy soliciting material.  This portion of this Proxy Statement is not a part of any of those filings unless otherwise stated in those filings.

The members of the Audit Committee have been appointed by the Board.  As of the date of the Report of the Audit Committee the Audit Committee was comprised of three non-employee directors, each of whom satisfies the independence standards for audit committee membership set forth in Section 10A(m)(3) of the Exchange Act and the independence requirements of the NASDAQ.  The Audit Committee is governed by a charter that has been approved and adopted by the Board and which is reviewed and reassessed annually by the Audit Committee.

The following Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent the Company specifically incorporates this Audit Committee Report by reference therein.

The Audit Committee oversees the Company's financial reporting process on behalf of the Board.  Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls.  In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements for the fiscal year ended April 30, 2016, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.  In addition, management and the independent auditors have represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles.

The Audit Committee has also discussed with the independent auditors any matters required to be discussed by Statement on Auditing Standards No. 61.  The Audit Committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant's independence.

The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit.  The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.  The Audit Committee held four meetings during fiscal year 2016.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended April 30, 2016 for filing with the Securities and Exchange Commission.

Joel Girsky, Chairman, Audit Committee
S. Robert Foley
Richard Schwartz
Stanton D. Sloane
Russell  M. Sarachek
Members of the Audit Committee

Executive Compensation

Summary Compensation Table

The following table sets forth certain information regarding compensation awarded to, earned by or paid to the Company's Named Executive Officers based on total compensation for the last two completed fiscal years, reduced by above market or preferential earnings on non-qualified deferred compensation.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus (1)	Option and SAR Awards (2)(3)	Non-Qualified Deferred Compensation Earnings (4)	All Other Compensation (5)	Total
Martin B. Bloch President, CEO	2016 2015	$438,462 430,769	$340,000 369,500	$0 122,640	$237,621 227,404	$74,681 101,972	$1,090,764 1,252,285
Principal Executive Officer
Markus Hechler Executive Vice	2016 2015	237,077 237,115	80,000 80,000	0 43,800	7,242 30,563	39,340 41,891	363,659 433,369
President
Oleandro Mancini Senior Vice President,	2016 2015	232,719 221,127	122,922 122,922	0 43,800	13,366 37,471	37,275 37,982	406,282 463,302
Business Development

Notes:

(1)      The Company pays bonuses based on operating profits at each of its operating units or, in the case of Mr. Bloch, on consolidated pretax profits.  Mr. Mancini is awarded a bonus based on the revenues and operating profits generated by the FEI-NY, Gillam-FEI and FEI-Zyfer segments.

(2)      The amounts in this column do not represent actual cash payments to the Named Executive Officers.  Each value primarily (see Note 3 below) represents the aggregate grant date fair value of SARs awarded by the Company during fiscal years 2016 and 2015 computed in accordance with FASB ASC TOPIC 718.  The assumptions used in determining the grant date fair values of these awards are set forth in the notes to the Company's consolidated financial statements, which are included in its Annual Report on Form 10-K for the years ended April 30, 2016 and 2015, as filed with the SEC.

(3)      Other than contributions of Common Stock to the accounts of participants in the Company's 401(k) Savings Plan, the Company did not make any other awards of Common Stock to any employees during fiscal years 2016 and 2015.  The fair market value of contributions to the 401(k) accounts of participants, including the Named Executive Officers, may not exceed $3,000 in a calendar year.

(4)      The amounts in this column do not represent actual cash payments to the Named Executive Officers.  The Company has entered into certain deferred compensation agreements with key employees (including the Named Executive Officers) providing for the payment of benefits upon retirement or death or upon the termination of employment not for cause.  The values in the table above reflect the change in the actuarially calculated deferred compensation liability for each of the Named Executive Officers for fiscal years 2016 and 2015.  These non-cash amounts are included in the Company's general and administrative expenses for the fiscal years ended April 30, 2016 and 2015, respectively.

(5)      The amounts shown in this column are composed of the following:

Name	Costs of Purchased or Leased Automobile	Health, Life, Disability Insurance & Medical Reimbursement (a)	Additional Life Insurance Premiums (b)	Financial Planning Advice and other (b)	Total All Other Compensation
Martin Bloch 2016 2015	$8,794 11,930	$39,955 38,887	$24,063 24,063	$1,869 27,092	$74,681 101,972

Markus Hechler 2016 2015	10,879 11,396	28,461 30,495	0 0	0 0	39,340 41,891

Oleandro Mancini 2016 2015	9,116 9,929	28,159 28,053	0 0	0 0	37,275 37,982

(a)     All employees of the Company are eligible for health, term life and disability insurance the premiums for which are partially paid by the Company.  Reimbursement of medical costs is available only to officers.

(b)     Mr. Bloch's compensation includes financial planning advice and Company-paid premiums for additional whole life insurance policies, the beneficiaries of which are Mr. Bloch's heirs.

Narrative Disclosure of Summary Compensation Table

Short-Term Incentives

The Company maintains short-term incentive bonus programs for certain employees which are based on operating profits and certain other relevant criteria of the individual subsidiaries to which the employees are assigned.  The Company's employment agreement with its Chief Executive Officer includes a bonus formula based on consolidated pre-tax profits (see "Chief Executive Officer Employment Agreement" below).  These plans are designed to create incentives for superior performance and to allow the Company's executive officers to share in the success of the Company by rewarding the contributions of individual officers.  Focused on short-term or annual business results, these plans enable the Company to award designated executives with annual cash bonuses based on their contributions to the profits of the Company.

Long-Term Incentives

As part of its comprehensive compensation program, the Company stresses long-term incentives through awards of shares of its Common Stock through the grant of SARs or options to purchase Common Stock through its 2005 Stock Award Plan.  Grants and awards are aimed at attracting new personnel, recognizing and rewarding current executive officers for special individual accomplishments, and retaining high-performing officers and key employees by linking financial benefit to the performance of the Company (as reflected in the market price of Common Stock) and to continued employment with the Company.  Grants of SARs, stock options and other equity awards are generally determined on an individual-by-individual basis.  The factors considered are the individual's performance and potential for contributing to the Company's future growth, the number of SARs, stock options and awards previously granted to the individual and the Company's financial and operational performance.

The Company does not maintain any compensation plans for its executive officers or directors nor for any of its other employees which provide compensation intended to serve as incentive for performance to occur over a period longer than one fiscal year other than the stock award plans discussed above and the Company's 401(k) Savings Plan discussed below.  The fair values of SAR awards under the 2005 Stock Award Plan is shown in the Summary Compensation Table above.

Nonqualified Deferred Compensation Agreements

The Company has no tax-qualified defined benefit or actuarial retirement plans in effect.  It has entered into certain deferred compensation agreements with key employees, including its officers, providing for the payment of benefits upon retirement or death or upon the termination of employment not for cause.  The Company pays compensation benefits out of its working capital but has also purchased whole or universal life insurance (of which it is the sole beneficiary) on the lives of each of the participants to cover the optional lump sum obligations under the deferred compensation agreements upon the death of the participant.  The annual premiums paid during fiscal year 2015 were less than the increase in cash surrender value of the whole and universal life insurance policies.

The deferred compensation for participants in the program is reviewed annually by the Compensation Committee.  The annual benefit may be increased based upon recent performance, length of service, economic conditions and other factors.  The annual benefit to be provided to each of the Named Executive Officers upon his retirement is as follows:

Martin Bloch, President & CEO                     $235,000
Markus Hechler, Executive VP                           95,000
Oleandro Mancini, Senior VP                             75,000

Such benefits are payable for the remaining life of the individual with a minimum payment over ten years (25 years for Mr. Bloch) to either the employee or his beneficiaries.  Benefits may be paid in a lump sum in the case of a participant's death, disability or early termination of employment without cause.  The change in actuarial value in nonqualified deferred compensation benefits under the deferred compensation agreements for each of the Named Executive Officers is presented in the Summary Compensation Table.

Supplemental Separation Benefits

Included in the deferred compensation agreements of certain executive officers and certain key employees are provisions for supplemental separation benefits.  Under the agreements, in the event of a change in control or ownership of part or all of the Company which gives rise to discharge of any officer or employee without cause, then such officer or employee will receive supplemental severance pay equal to one and one-half times the employee's average base salary plus cash bonus from the previous five calendar years prior to the change of control if such discharge occurs in the first year after the change of control.  If discharge occurs more than one year but less than two years after the change of control, then the employee will receive two-thirds of the five-year average of base salary and bonus.

Chief Executive Officer Employment Agreement

Pursuant to his employment agreement, Mr. Bloch's base annual salary is $400,000.  Mr. Bloch also receives additional compensation of up to $52,000 in the form of financial planning advice and Company-paid premiums for life insurance coverage, the beneficiaries of which are Mr. Bloch's heirs.  Mr. Bloch's employment agreement provides a fixed annual bonus of 6% of the pre-tax profit of the Company with a cap on the pre-tax profit at $20,000,000, as well as separation benefits in the event of a change in control or ownership of part or all of the Company, continuation of disability, medical and life insurance, the cost of an annual physical examination and a new automobile every three years.  Mr. Bloch was awarded SARs based on 355,000 shares of the Common Stock and the market value of the Company's stock on the date of grant.  The SARs are exercisable for a period of ten years from the date of grant with the exception of the fiscal year 2015 award which is exercisable for a period of five years from the date of grant.  (See "Outstanding Equity Awards at Fiscal Year-End" and footnotes (6) and (9) under "Stock Ownership of Certain Beneficial Owners and Management" above.)

Employee Benefit Plans

Officers, including the Named Executive Officers, are eligible to participate in the Company's 401(k) Savings Plan.  This plan permits eligible employees to defer a portion of their income through voluntary contributions to the plan.  Under the provisions of the plan, the Company makes discretionary matching contributions of the Company's Common Stock, the fair market value of which may not exceed $3,000 in a calendar year.  All participants in the plan become fully vested in the Company contribution after six years of employment.  All of the Named Executive Officers are fully vested in the shares attributable to their accounts. (See footnote (8) under "Stock Ownership of Certain Beneficial Owners and Management" above.)

In addition, Mr. Bloch and Mr. Hechler were participants in the Company's Stock Bonus Plan and the ESOP which replaced it.  In May 2015, the ESOP plan was merged into the Company's 401(k) Savings Plan.

Other Compensation

Officers (other than Mr. Bloch) and certain key employees are provided with a leased automobile to use for both business and personal purposes.  The operating costs of each vehicle are paid by the Company.  The value of any personal use is included in the taxable income of each employee.  Officers of the Company are also reimbursed for out-of-pocket medical expenses incurred by the officers and their families.  Such reimbursement is also included in the officers' taxable income.

Equity Compensation Plan Information

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth as of April 30, 2016, the number of shares of Company Common Stock to be issued upon exercise of outstanding stock option grants and the number of shares available for future issuance under such plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options warrants and rights	Weighted-average exercise price of outstanding options warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity Compensation Plans
Approved by Security Holders (1)	$1,660,125	$9.02	$16,336

Equity compensation plans approved by security holders consist of the Company's 2005 Stock Award Plan, Senior Executive Stock Option Plan and Restricted Stock Plan.

Outstanding Equity Awards at Fiscal Year-End

The following table includes certain information with respect to the value of all unexercised options or SARs previously awarded to the Named Executive Officers outstanding at the end of the fiscal year, April 30, 2016.

Option Awards or Stock Appreciation Rights

Name	Number of Securities Underlying Unexercised Options or SARs (#) Exercisable	Number of Securities Underlying Unexercised Options or SARs (#) Unexercisable	Option or SARs Exercise Price ($)	Option or SARs Expiration Date (1)
Martin B. Bloch	40,000 12,000 55,000 55,000 55,000 41,250 27,500 7,000	-0- -0- -0- -0- -0- 13,750 27,500 21,000	$7.835 3.150 4.60 9.70 7.25 8.82 10.38 13.24	3/16/18 1/29/19 10/26/19 4/11/21 12/18/21 9/13/22 8/8/23 4/29/20
Markus Hechler	10,000 7,500 10,000 10,000 10,000 7,500 5,000 2,500	-0- -0- -0- -0- -0- 2,500 5,000 7,500	$11.95 11.16 9.67 9.70 7.25 8.82 10.38 13.24	7/30/16 7/23/17 12/10/17 4/11/21 12/18/21 9/13/22 8/8/23 4/29/20
Oleandro Mancini	15,000 10,000 5,000 6,000 10,000 12,000 12,000 10,000 7,500 5,000 2,500	-0- -0- -0- -0- -0- -0- -0- -0- 2,500 5,000 7,500	$11.95 9.91 9.67 3.15 4.60 5.65 9.70 7.25 8.82 10.38 13.24	7/30/16 8/28/17 12/10/17 1/29/19 10/26/19 9/13/20 4/11/21 12/18/21 9/13/22 8/8/23 4/29/20

(1)      Stock options and SARs are generally exercisable cumulatively at 25% per year beginning one year after the date of grant.  In the case of Mr. Bloch's award of 40,000 SARs on March 17, 2008, the SAR was 50% exercisable one year after the grant date and fully exercisable two years after the grant date.  In general, awards expire ten years after the date of grant but such terms may be modified at the discretion of the Company's Compensation Committee.  The award granted on April 30, 2015 will expire in five years from the date of grant.  Grants are made at the market value of Common Stock on the date of grant.

ANNUAL REPORT

A copy of the Company's Annual Report on Form 10-K, including the financial statements for the fiscal year ended April 30, 2016, is available under the Investor Relations section of the Company's website at http://www.frequencyelectronics.com.  A Notice of Internet Availability of Proxy Materials is being mailed to stockholders which also includes instructions on how stockholders may obtain printed copies of the Annual Report on Form 10-K and the Proxy Statement.  Stockholders may also request printed copies of the Proxy Materials by calling the Company at (516) 794-4500, extension 2131 or by sending an email to investorrelations@freqelec.com.  For a charge of $50, the Company agrees to provide a copy of the exhibits to the Form 10-K to any stockholders who request such a copy.

STOCKHOLDERS SHARING THE SAME ADDRESS

SEC rules permit companies, brokers, banks or other intermediaries to deliver a single copy of a proxy statement and annual report to households at which two or more stockholders reside. This practice, known as "householding," is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. Stockholders sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding will receive only one copy of the Company's proxy statement and annual report.

If you would like to opt out of this practice for future mailings and receive separate proxy statements and annual reports for each stockholder sharing the same address, please contact your broker, bank or other intermediary. You may also obtain a separate proxy statement or annual report without charge by contacting the Company at Frequency Electronics, Inc., 55 Charles Lindbergh Boulevard, Mitchel Field, New York 11553, Attention: Corporate Secretary; (516) 794-4500. We will promptly send additional copies of the proxy statement or annual report. Stockholders sharing an address that are receiving multiple copies of the proxy statement or annual report can request delivery of a single copy of the proxy statement or annual report by contacting their broker, bank or other intermediary or by contacting the Company as indicated above.

OTHER MATTERS

As of the date of this Proxy Statement, the only business which the Board intends to present and knows that others will present at the meeting is hereinabove set forth.  If any other matter or matters are properly brought before the meeting or any adjournments thereof, it is the intention of the persons named in the accompanying Proxy to vote the Proxy on such matters in accordance with their judgment.

Background Regarding Privet Group

On August 2, 2013, Privet Fund LP and certain of its affiliates (“Privet”) filed a Schedule 13D with the Securities and Exchange Commission disclosing beneficial ownership by Ryan J. Levenson, the Founding Principal and Managing Member of Privet, and certain Privet funds of 509,826 shares of the Company's outstanding common stock, representing beneficial ownership of approximately 6.0% of the Company's outstanding common stock.  Privet amended its Schedule 13D on each of December 30, 2013, December 19, 2014, June 15, 2015, July 5, 2016, July 15, 2016 and September 19, 2016 to reflect additional acquisitions of the Company’s shares.

On July 5, 2016, the Company received a formal notice from Privet of its intent to nominate a slate of four nominees for election to the Board at its 2016 annual meeting.

Beginning on July 15, 2016 and continuing through September 13, 2016 representatives from the Company and its outside legal advisors and representatives from the Privet Group and its outside legal advisors had numerous telephone discussions during which the Company and the Privet Group attempted to negotiate a settlement to avoid the expense and distraction of a costly proxy contest.  On or about August 18, 2016, Messrs. Bloch and Girsky phoned Mr. Levenson and informed him that the Company would be willing to offer Privet board representation subject to (i) the Board interviewing and determining any Privet nominee(s) would be a useful addition to the Board and (ii) Privet publicly announcing that it has withdrawn its nominations to the Board as a result of a settlement.  Mr. Levenson informed Mr. Bloch that, while he would like to reach a settlement, Privet believed the settlement agreement should include a commitment by the Company to expand the Board and appoint at least three Privet nominees.

On August 19, 2016, the Board deemed it advisable and in the best interests of the Company and its stockholders to increase the number of directors that will constitute the Board from five to seven directors and appoint Mr. Stanton D. Sloane to fill one of the vacancies created as a result of the increase of the size of the Board.  On August 25, 2016, the Board appointed Mr. Russell Sarachek, a significant shareholder who holds approximately 4% of the Company's outstanding common stock, to fill the other vacancy on the Board.  The Company announced the expansion of the Board to seven directors and the appointment of Messrs. Sloane and Sarachek to the Board in Exhibit 99.1 to the Form 8-K filed with the Securities and Exchange Commission on August 26, 2016.  On August 29, 2016, General Franklin notified the Board that he would not stand for reelection at the Annual Meeting.  Also on August 29, 2016, the Board appointed Messrs. Sloane and Sarachek to the Audit Committee and the Compensation Committee.

From late August 2016 through September 13, 2016, the outside legal advisors discussed the terms of a potential settlement between the Company and the Privet Group.  On September 7, 2016, at the request of the Company, the Company’s outside legal advisors sent a draft of a proposed settlement agreement to the Privet Group’s outside legal advisors.  From September 7, 2016, to September 13, 2016, the parties actively negotiated the terms of the settlement agreement.

On September 13, 2016, General Franklin notified the Board that his announced resignation would become effective immediately.

On September 13, 2016, the Board rescinded its decision to decrease the number of directors on the Board from seven directors to five directors effective as of October 31, 2016.

On September 13, 2016, the Company and Privet entered into a settlement agreement (“Settlement Agreement”), which was approved by the Board on the same date. Pursuant to the terms of the Settlement Agreement, the Board increased its size from seven to eight members and appointed, Ryan J. Levenson and General Lance W. Lord, as directors. Mr. Levenson’s and General Lord’s terms became effective as of September 13, 2016, and will expire at the Company’s 2016 Annual Meeting. Pursuant to the terms of the Settlement Agreement, General Lord and Mr. Levenson will be included in the Company’s slate of director nominees for election at the Annual Meeting and, subject to the fulfillment of certain conditions, at the 2017 Annual Meeting of Stockholders. It is anticipated that Mr. Levenson will be appointed to the Board’s Audit Committee and General Lord will be appointed to the Board’s Compensation Committee. Pursuant to the Settlement Agreement, the Privet Group has agreed to a customary standstill.

In connection with the execution of the Settlement Agreement, the Privet Group terminated its pending proxy contest with respect to the election of directors at the 2016 Annual Meeting and agreed to take no further action in that regard.

By Order of the Board of Directors,
_____________________
STEVEN L. BERNSTEIN
Chief Financial Officer

Dated:  October 5, 2016

Appendix A
PROXY CARD

ANNUAL MEETING OF STOCKHOLDERS OF

FREQUENCY ELECTRONICS, INC.

November 10, 2016

GO GREEN
e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card
are available at http://ir.freqelec.com/proxyvote.cfm

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

â Please detach along perforated line and mail in the envelope provided. â

20830300000000000000 8	111016

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS, AND “FOR” PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of eight (8) directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been elected and shall have qualified.		2. To consider and act upon ratifying the appointment of EisnerAmper LLP as independent auditors for the fiscal year commencing May 1, 2016.	FOR AGAINST ABSTAIN ☐ ☐ ☐
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES: O Martin B. Bloch O Joel Girsky O Admiral S. Robert Foley O Richard Schwartz O Dr. Stanton D. Sloane O Russel Sarachek O General Lance Lord O Ryan Levenson	3. To conduct a non-binding advisory vote on executive compensation.	FOR AGAINST ABSTAIN ☐ ☐ ☐
4.    To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

All  as  described  in  the  Proxy  Statement  dated  October  5, 2016,  receipt  of which is hereby acknowledged. The Board of Directors requests that you fill in, date and sign the Proxy and return it in the enclosed postpaid envelope.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF
FREQUENCY ELECTRONICS, INC.

November 10, 2016

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the united States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - you may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Proxy Card are available at http://ir.freqelec.com/proxyvote.cfm

â Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the  Internet. â

20830300000000000000 8	111016

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS, AND “FOR” PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of eight (8) directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been elected and shall have qualified.		2. To consider and act upon ratifying the appointment of EisnerAmper LLP as independent auditors for the fiscal year commencing May 1, 2016.	FOR AGAINST ABSTAIN ☐ ☐ ☐
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES: O Martin B. Bloch O Joel Girsky O Admiral S. Robert Foley O Richard Schwartz O Dr. Stanton D. Sloane O Russel Sarachek O General Lance Lord O Ryan Levenson	3. To conduct a non-binding advisory vote on executive compensation.	FOR AGAINST ABSTAIN ☐ ☐ ☐
4.    To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

All  as  described  in  the  Proxy  Statement  dated  October  5, 2016,  receipt  of which is hereby acknowledged. The Board of Directors requests that you fill in, date and sign the Proxy and return it in the enclosed postpaid envelope.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

FREQUENCY ELECTRONICS, INC.
Proxy - Annual Meeting of Stockholders - November 10, 2016
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder of FREQUENCY ELECTRONICS, INC., hereby revoking any proxy heretofore given, does hereby appoint JOEL GIRSKY and MARCUS HECHLER,  or either of them, proxies, with power of substitution, for and in the name of the undersigned to attend the Annual Meeting of Stockholders of the Company to be held at the offices of the Company, 55 Charles Lindbergh Boulevard, Mitchel Field, New York on November 10, 2016 at 10:00 A.M., Eastern Daylight Time, and any adjournment thereof and there to vote upon all matters specified in the notice of said meeting, as set forth on the reverse hereof, and upon such other business as may properly and lawfully come before the meeting, all shares of stock of said Company which the undersigned would be entitled to vote if personally present at said meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS  GIVEN, SUCH SHARES  WILL BE VOTED FOR “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.

(Continued and to be signed on the reverse side)

1.1	14475